Exhibit 99.1

Bank of America Merrill Lynch 2015 Leveraged Finance conference December 3, 2015

Forward-Looking Statements This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company’s filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to “Select” used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries.

Headquartered in Mechanicsburg, Pennsylvania, Select Medical employs approximately 40,900 staff in the United States. SCALE AND EXPERTISE Leading provider of post-acute services across 46 states and D.C. Select Medical Overview Note: (1) See Slide 34 for non-GAAP reconciliation Founded in 1996 $3.5 Billion Net Revenue LTM Q3 2015 $377 Million Adjusted EBITDA LTM Q3 2015(1) 10.9% Adjusted EBITDA Margins

Select Medical’s National Footprint 110 Long-Term Acute Care Hospitals (LTACH) (28 States) 17 Inpatient Rehabilitation Hospitals (8 States) 1,033 Outpatient Rehabilitation Centers (31 States and D.C.) 415 Contract Therapy Locations (28 States and D.C.) 300 Concentra Centers (38 States) 12 2 7 1 4 7 1 13 3 2 2 17 2 1 1 4 24 2 16 2 15 2 20 9 6 93 6 1 2 2 3 26 66 4 3 10 1 11 5 46 29 17 3 15 11 1 59 9 49 2 131 138 1 8 2 45 4 1 3 152 22 1 2 21 3 2 1 21 32 1 45 3 1 3 2 5 5 13 16 2 6 1 23 16 1 2 2 5 3 1 98 57 10 1 As of 9/30/15 12 1 1 17 12 2 17 10 8 1 14 1 12 3 3 2 6 4 5 10 2 18 11 3 7 13 3 4 6 8 7 13 4 2 2 8 46 2 2 4 8

Strategy Be the “preferred” provider of post acute care services in our markets Structured relationships to align with patients Partner with academic/major medical institutions Hospital in hospital model in LTACH Experts in our fields – LTACH, Inpatient Rehab, Outpatient Rehab and Occupational Medicine Best in class High quality clinical services Outpatient critical mass Continued growth Rehab JVs Acquisitions within core business lines

Financial Policy MINORITY EQUITY IN CONCENTRA DIVIDENDS USE OF CAPITAL (OPPORTUNISTIC) ACQUISITION STRATEGY Highly accretive upon execution of synergies Only in existing and related businesses Execution of put / call to begin end of FY18 (max 33.3% per year) To be funded with cash or stock Board decision but none for the foreseeable future STOCK BUYBACK Stock buybacks will continue to be opportunistic

Long-Term Acute Care Specialty Hospitals

Select Medical LTAC Hospitals 110 Long-Term Acute Care Hospitals (LTACH) (28 States) As of 9/30/15 3 2 2 1 1 2 2 2 9 2 3 3 11 5 15 9 1 1 1 3 2 5 2 6 1 5 1 10

LTACH Overview Major provider of LTACH services in U.S. 110 hospitals 80 hospital-in-hospital (2,885 beds); average size 36 beds 29 freestanding (1,601 beds); average size 55 beds 1 managed hospital Ownership of freestanding LTACHs 17 owned 12 leased

LTACH Legislation LTACH Patient Criteria passed in late December 2013 as part of Budget bill and SGR - effective beginning Q4 2015 LTACH Rates for patients with; 3 day prior short term acute hospital ICU/CCU stay or Ventilation patients for > 96 hours in the LTACH Other patients receive “site neutral” rate which is lesser of; IPPS per diem (capped at the IPPS DRG amount plus outlier payment) or 100% cost Site Neutral payments phased in over 3 years

Impact on Select Positives: Degree of segment certainty with phase-in Select high CMI Hospital-in-hospital strategy Neutral: Moratorium – on new hospitals and beds (with exceptions) through September 30, 2017 Negatives: Potential loss of volume

Patient Criteria Phase-In HOSPITALS MOVING TO CRITERIA as of 9/30/15>>> 2015 2016 17 HOSPITALS 753 BEDS 37 HOSPITALS 1,343 BEDS 19 HOSPITALS 823 BEDS 36 HOSPITALS 1,567 BEDS Q4 ‘15 Q1 ‘16 Q2 ‘16 Q3 ‘16

Inpatient Rehabilitation Hospitals Inpatient Rehabilitation Specialty Hospitals

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Operational Joint Ventures Consolidated Joint Ventures: Non-Consolidating Joint Ventures: Dallas, TX 4 IRFs (220 beds) 2 managed units (33 beds) 52 outpatient clinics Scottsdale, AZ 50 bed IRF Columbus, OH 44 bed IRF Atlanta, GA 56 bed IRF 22 outpatient clinics Hershey, PA 76 bed IRF 22 bed TCU St. Louis, MO 2 IRFs (95 beds) 1 managed unit 47 outpatient clinics Additional services San Antonio, TX 42 bed IRF Harrisburg, PA 55 bed IRF 21 outpatient clinics

JVs Under Construction Cleveland, OH 60 bed IRF (opening late 2015) Currently managing 3 units with 97 total beds Los Angeles, CA 138 bed IRF (opening early 2016) Cincinnati, OH 60 bed IRF (opening 2016) Currently managing 2 units with 46 total beds New Orleans, LA 60 bed IRF (opening 2016) Currently managing 1unit with 29 total beds

Growing Rehabilitation Network Partner in joint ventures with premier acute care hospitals and systems to build post acute networks 17

Specialty Hospitals Poised for Growth LTACH REHAB 2014 2015 2016 2 new LTACHs 1 new LTACH 3 new LTACHs 1 new LTACH 1 new LTACH Begin phase-in of LTACH patient criteria

Outpatient Rehab Clinics Outpatient Rehabilitation

Outpatient Rehabilitation - Industry 1,033 Outpatient Rehabilitation Clinics (31 States and D.C.) Source: Company public filings and websites as of Sept. 30, 2015 Select (1,033) PhysioTherapy Associates (560) USPH (506) ATI (475) 12 7 7 13 2 17 24 15 20 93 1 66 10 46 17 59 8 45 152 2 21 2 21 32 45 13 16 23 3 98 12 131

YEAR 2010 2011 2012 2013 2014 VISITS (000’s) REVENUE PER VISIT $101 4,567 $103 4,470 $103 4,569 $104 4,781 $103 4,971 LTM Q3 ‘15 $103 5,146 CAGR 3.2% Outpatient Rehab Clinics

Continued growth in workers’ comp business by illustrating historical ROI benefits of working with Select Payors/Employers Expand hand therapy services to more clinics Expand concussion management program Continued development of start-up clinics 2015 Outpatient Initiatives

Concentra

Concentra Acquisition Concentra is the leading provider of occupational health with 475 locations across 43 states For the 12 months ended September 30, 2015, Concentra generated approximately $1.0 billion of revenues and $98.4 million of Adjusted EBITDA Three primary service lines: Centers: 300 locations focused primarily on occupational health services, with some consumer health Onsite Clinics: 141 locations at employer customer locations, with comprehensive services, including occupational medicine, primary care and physical therapy CBOCs: 34 Community Based Outpatient Clinics serving Veterans Health Administration patients, including primary, specialty and sub-specialty care, mental health and pharmacy services

Post-Acquisition Update Management transition Earnings June - September Revenue = $345.8M Adjusted EBITDA = $36.8M Adjusted EBITDA margin = 10.6% Identification of $36 million of cost saving synergies

Concentra Investment Rationale Business well known by both WCAS and Select Complementary to Select’s outpatient rehabilitation business Significant geographic overlap of Concentra centers and Select outpatient clinics Select’s track record of successful acquisitions combined with WCAS’s historical knowledge of Concentra provides meaningful opportunity to increase margins Strategically aligned partners, platform for synergies, and compelling value proposition

Financial Overview

Financial Metric Trends Net Revenue Adjusted EBITDA CAGR 8.2% CAGR 4.4% $2,390 $2,805 $2,949 $2,976 $3,065 $307 $386 $406 $373 $364 ($ in millions) ($ in millions) $3,475 $377 1 Decline in FY13 and FY14 Adjusted EBITDA was mainly attributable to impacts of sequestration and start-up costs associated with new and recently expanded specialty hospitals 1 1 2010 2011 2012 2013 2014 LTM Q3 2015 Hospitals Outpatient Concentra 2010 2011 2012 2013 2014 LTM Q3 2015 Hospitals Outpatient Concentra

($ in millions) Annual Capital Expenditures Accelerated development spending expected 2014-2015 $52 $46 $68 $74 $95 $0 $25 $50 $75 $100 $125 $150 2010 2011 2012 2013 2014 LTM Q3 '15 Maintenance Development $136

Debt Maturities ($ in millions) As of September 30, 2015 $1 $285 $9 $698 $4 $5 $714 $421 $200 $0 $200 $400 $600 $800 $1,000 2015 2016 2017 2018 2019 2020 2021 2022 2023 SEM Revolver (L + 3.75%) SEM Term Loan E (L + 2.75% - 1% floor) SEM Term Loan D (L + 2.75%) SEM Senior Notes 6.375% Concentra 1st Lien (L+ 3.00% - 1% floor) Concentra 2nd Lien (L+ 8.00% - 1% floor)

($ in millions) Note: Free Cash Flow calculated as Net Cash Provided by Operating Activities less Purchases of Property and Equipment See Slide 34 for non-GAAP reconciliation Free Cash Flow Focus on Free Cash Flow Generation $93 $171 $231 $119 $75 $86 2010 2011 2012 2013 2014 LTM Q3 '15

Net Revenue $3,675M - $3,725M Adjusted EBITDA $400M - $410M Adjusted EPS $0.92 - $0.97 2015 Financial Guidance Note: Includes $575 million net revenue and $55 million Adjusted EBITDA contribution from Concentra

Appendix: Additional Materials

Non-GAAP Reconciliation ($ in millions) 2010 2011 2012 2013 2014 Q3 ’14 YTD Q3 ’15 YTD LTM Q3 ’15 Net Income $82 $113 $154 $123 $128 $100 $110 $138 (+) Income tax 42 71 90 75 76 64 65 77 (+/-) Equity in losses/(earnings) of unconsolidated subsidiaries 1 (3) (8) (2) (7) (4) (13) (16) (+/-) Other expense / (income) (1) - - - - - - - (+) Interest expense, net 112 99 95 87 86 65 80 101 (-/+) (Gain) / Loss on debt retirement - 31 6 19 2 2 - - (+) (Gain) on Equity Investment (30) (30) (+) Concentra acquisition costs 5 5 (+) Depreciation and Amortization 69 71 63 64 68 51 71 88 (+) Stock Based Compensation 2 4 6 7 11 7 10 14 Adjusted EBITDA $307 $386 $406 $373 $364 $285 $298 $377 Net Cash Provided by Operating Activities $145 $217 $299 $193 $170 $151 $203 $222 (-) Purchase of Property and Equipment 52 46 68 74 95 73 114 136 Free Cash Flow $93 $171 $231 $119 $75 $78 $89 $86

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